Exhibit 10.1(a)

[FORM OF]

ASSIGNMENT AND ASSUMPTION OF GENERAL PARTNERSHIP INTEREST

     For value received, ___, LLC, a Texas limited liability company (the “Assignor”), hereby sells, assigns and transfers unto Navarre ___, LLC, a Minnesota limited liability company (the “Assignee”), 100% of the general partnership interests in and to [FUNimation Productions, Ltd.][The FUNimation Store, Ltd.], a Texas limited partnership (the “Company”), standing in the name of the Assignor on the books of the Company (the “Partnership Interest”). The Assignor does hereby irrevocably constitute and appoint the Company as its attorney to transfer the Partnership Interest on the books of the Company with full power of substitution in the premises.

     Assignee hereby accepts the assignment and transfer of the Partnership Interest and, in consideration of the assignment and transfer of the Partnership Interest, assumes all obligations, liabilities and duties of the Assignor as a general partner of the Company.

Dated: , 2005	[ASSIGNOR]

By:
Its:

Dated: , 2005	Navarre , LLC

By:
Its:

[FORM OF]

ASSIGNMENT AND ASSUMPTION OF LIMITED PARTNERSHIP INTEREST

     For value received,                                           (the “Assignor”), hereby sells, assigns and transfers unto Navarre [___], LLC, a Minnesota limited liability company (the “Assignee”), 100% of the limited partnership interests in and to [FUNimation Productions, Ltd.][The FUNimation Store, Ltd.], a Texas limited partnership (the “Company”), standing in the name of the Assignor on the books of the Company (the “Partnership Interest”). The Assignor does hereby irrevocably constitute and appoint the Company as its attorney to transfer the Partnership Interest on the books of the Company with full power of substitution in the premises.

     Assignee hereby accepts the assignment and transfer of the Partnership Interest and, in consideration of the assignment and transfer of the Partnership Interest, assumes all obligations, liabilities and duties of the Assignor as a limited partner of the Company which arise from and after the date hereof.

Dated: , 2005	[Assignor]

By:
Its:

Dated: , 2005	Navarre [___], LLC

By:
Its: